2nd Quarter Fiscal 2019 Earnings Slide Deck Exhibit 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated April 9, 2019.

Second Quarter Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Revenue Operating Income Diluted EPS Revenues decreased $21.2 million, or 16% Business divestitures account for $19.6 million of the total decrease Growth in international irrigation offset by lower revenue in North America irrigation and infrastructure Adjusted operating income* decreased $8.8 million Irrigation decreased $5.0 million on lower North America sales volume and higher costs Infrastructure decreased $2.9 million on lower Road Zipper System® sales Corporate expense increased $0.9 million on higher project related expenses GAAP Adjusted* GAAP Adjusted* Amounts in millions, except per share amounts FY18 FY19 FY18 FY19

Second Quarter and YTD Financial Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation Segment *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Financial Summary Excluding divestitures, North America revenue decreased $1.6 million Irrigation equipment volume decreased, partially offset by higher average selling prices Other irrigation revenue increased, primarily from engineering project services International revenue increased $5.1 million, net of unfavorable currency impact of $2.3 million Higher project sales in developing markets Revenues in established markets were relatively flat Adjusted operating income* decreased $5.0 million North America volume decrease, higher warranty costs, and operational inefficiencies Revenue growth from international and engineering services at lower incremental margin Other Highlights in the Quarter Introduced FieldNET ® Pivot Watch™, a low-cost solar-powered remote telemetry device that mounts onto any center pivot irrigation system Announced agreement with Nutrien Ag Solutions Announced agreement with The Climate Corporation Revenue Operating Income GAAP Adjusted* in millions FY18 FY19 North America International FY18 FY19

Infrastructure Segment Financial Summary Total revenue decreased $5.1 million Road Zipper System® sales decreased $4.3 million Sales of road safety and other products decreased $0.8 million Operating income decreased $2.9 million Higher margin Road Zipper System® sales were lower than prior year Traditionally Q2 is the lowest seasonal quarter of the year for road safety products Other Highlights in the Quarter Progress being made with key stakeholders in the “shift-left” strategy to include Road Zipper in the planning and design stage of projects Announced partnership with Iteris to utilize their analytics and visualization platform to identify opportunities to reduce traffic congestion and improve safety in work zones by deploying Road Zipper solutions *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Revenue Operating Income GAAP Adjusted* in millions FY18 FY19

Foundation for Growth Initiative – 2020 Objectives Financial Performance 11% to 12% operating margin Shareholder value creation External perception Fully leverage the global organization Viewed by customers as the innovation leader in core markets Culture and Health Highly engaged employees One common culture and identity © 2018 Lindsay Corporation

Foundation for Growth Workstreams  Strategic choices 6 Culture change & operating model 5 Culture assessment, aligning behaviors to strategy, improving global work processes Set strategic direction, portfolio assessment Commercial 1 Manufacturing 3 Sourcing 2 G&A Expense 4 Create value through channel optimization Center-led global strategic sourcing Productivity improvement opportunities, network optimization Integrate and leverage share services activities Margin improvement Cost Strategy and Culture

Operating Margin Improvement by Workstream 2020 operating margin objective assumes no improvement in market conditions from 2017 Implemented projects with annualized run rate value of approximately $12 million to date 240-340 bps Approximately $13M-$18M 80 bps

Summary Balance Sheet

Summary of Cash Flow

Attractive Long-Term Market Drivers Water Conservation Alternative Fuels Increase Yields Improve Road Safety Population Growth Advancing Technology

Current Market Factors The 2018 Farm Bill was signed into law in December 2018. It continues many of the programs that were in the Agricultural Act of 2014, which expired in September 2018. USDA estimated average corn price at midpoint of $3.30 per bushel Net Farm Income in 2019 projected to be $69.4 billion a 10% increase from 2018 EPA 2019 ethanol production target levels modestly increase volume requirements Increased tax incentives provide additional support for capital investment Irrigation project markets continue to be active but timing remains variable Irrigation Infrastructure Five-year $305 billion U.S. highway bill enacted in December 2015 provides stability but does not increase funding levels American Road & Transportation Builders Association forecasts U.S. transportation construction spending to increase 4% in 2019 States are in the process of adopting new MASH testing standards for road safety products, with some adopting ahead of the dates required for federal reimbursement Road Zipper System gaining interest globally as a solution to traffic congestion and air quality

Capital Allocation – A Balanced Approach Allocation History (1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07. (2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits. Targeted cash balance of $60-75 million, including international accounts To support cyclical and seasonal fluctuations in working capital and projected capital expenditures $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82% The Company’s prioritization for cash use: Organic growth initiatives Capital expenditures - expected to be $15-20 million in fiscal 2019 Annual increases in dividends Synergistic acquisitions that leverage core capabilities Excess cash invested in opportunistic share repurchases Allocation Plan

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of consulting fees, severance costs and loss from business divestitures, associated with the Company's Foundation for Growth Initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued)

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of (1) tax expense attributed to enactment of the U.S. Tax Cuts and Jobs Act ("U.S. Tax Reform"), and (2) severance costs and professional consulting fees associated with the Company's Foundation for Growth initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued)